Exhibit 99.2

XCF Global Begins Trading on Nasdaq Under Ticker Symbol “SAFX”

Reno, NV, and New York, NY, June 9, 2025 – XCF Global, Inc. (“XCF”) (Nasdaq: SAFX), a key player in decarbonizing the aviation industry through Synthetic Aviation Fuel (“SAF”), announced that its Class A common stock will begin trading at market open today on the Nasdaq Capital Market under the ticker symbol “SAFX.” The announcement follows the closing of XCF’s business combination with Focus Impact BH3 Acquisition Company on June 6, 2025.

“We’re proud to begin our journey as a public company and to raise awareness to the growing need for low-carbon aviation solutions,” said Mihir Dange, Chief Executive Officer of XCF. “The public listing enables us to accelerate development of our SAF platform and expand production to meet the aviation sector’s growing demand for low-carbon fuel solutions. Our public debut aligns with a new era of growing demand and transformative opportunity – a mission that has never been more urgent.”

About XCF Global, Inc.

XCF Global, Inc. is a pioneering sustainable aviation fuel company dedicated to accelerating the aviation industry’s transition to net-zero emissions. XCF is developing and operating state-of-the-art clean fuel SAF production facilities engineered to the highest levels of compliance, reliability, and quality. XCF is actively building partnerships across the energy and transportation sectors to accelerate the adoption of SAF on a global scale. To learn more, visit www.xcf.global.

Forward Looking Statements

This Press Release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. These forward-looking statements, including, without limitation, XCF’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, estimates and forecasts of other financial and performance metrics and projections of market opportunity and market share, are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by XCF and its management are inherently uncertain and subject to material change. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) changes in domestic and foreign business, market, financial, political, and legal conditions; (2) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any agreements with regard to XCF’s offtake arrangements; (3) the outcome of any legal proceedings that may be instituted against XCF or others; (4) XCF’s ability to meet Nasdaq’s continued listing standards; (5) XCF’s ability to integrate the operations of New Rise Renewables, LLC (“New Rise”) and implement its business plan on its anticipated timeline; (6) the ability of New Rise to produce the anticipated quantities of SAF without interruption or material changes to the SAF production process; (7) XCF’s ability to resolve current disputes between New Rise and its landlord with respect to the ground lease for the New Rise Reno facility; (8) XCF’s ability to resolve current disputes between New Rise and its primary lender with respect to loans outstanding that were used in the development of the New Rise Reno facility; (9) the risk of disruption to the current plans and operations of XCF as a result of the consummation of the Business Combination; (10) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (11) costs related to the Business Combination; (12) changes in applicable laws or regulations; (13) risks related to extensive regulation, compliance obligations and rigorous enforcement by federal, state, and non-U.S. governmental authorities; (14) the availability of tax credits and other federal, state or local government support; (15) risks relating to XCF’s and New Rise’s key intellectual property rights; and (16) various factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in XCF’s filings with the Securities and Exchange Commission (“SEC”) , including the final proxy statement/prospectus relating to the Business Combination dated registration statement on Form S-4, as amended, initially filed with the SEC on February 6, 2025. If any of the risks actually occur, either alone or in combination with other events or circumstances, or XCF’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that XCF does not presently know or that it currently believes are not material that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect XCF’s expectations, plans or forecasts of future events and views as of the date of this Press Release. These forward-looking statements should not be relied upon as representing XCF’s assessments as of any date subsequent to the date of this Press Release. Accordingly, undue reliance should not be placed upon the forward-looking statements. While  XCF may elect to update these forward-looking statements at some point in the future, XCF specifically disclaim any obligation to do so.

Contacts

XCF Global, Inc.:
Chris Santa Cruz
invest@xcf.global

For Media:
Fatema Bhabrawala
fbhabrawala@allianceadvisors.com